                                                                     Exhibit 8.4
                                   OFFER FOR
US$226,000,000 AGGREGATE PRINCIPAL AMOUNT OF 7.50% SENIOR NOTES DUE OCTOBER 15,
                                      2013
       WHICH WERE ISSUED UNDER AN INDENTURE DATED AS OF OCTOBER 9, 2003,
                                IN EXCHANGE FOR
  US$226,000,000 AGGREGATE PRINCIPAL AMOUNT OF 7.50% SENIOR EXCHANGE NOTES DUE
                                OCTOBER 15, 2013
    WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
AND QUALIFIED FOR DISTRIBUTION IN THE PROVINCES OF BRITISH COLUMBIA, ONTARIO AND
                                     QUEBEC
                                       OF

                             INTRAWEST CORPORATION

TO OUR CLIENTS:

      We are enclosing herewith a final short form prospectus dated December 21, 2004 (the "Prospectus") of Intrawest Corporation (the "Issuer") and the related Letter of Transmittal (which together constitute the "Exchange Offer") relating to the offer by the Issuer to exchange, for its 7.50% Senior Exchange Notes Due October 15, 2013 (the "Exchange Notes") which have been registered under the United States Securities Act of 1933, as amended (the "Securities Act"), and qualified for distribution in the Provinces of British Columbia, Ontario and Quebec, its outstanding 7.50% Senior Notes due October 15, 2013 (the "US$ Notes") which were issued under an indenture dated as of October 9, 2003, upon the terms and subject to the conditions set forth in the Exchange Offer. US$225,000,000 aggregate principal amount of US$ Notes were issued on October 6, 2004. US$1,000,000 aggregate principal amount of the US$ Notes were issued on October 9, 2003 (CUSIP No. 460915 AP 6)

      PLEASE NOTE THAT THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, ON JANUARY 21, 2005, UNLESS EXTENDED.

      The Exchange Offer is not conditioned upon any minimum number of US$ Notes being tendered.

      This material is being forwarded to you as the beneficial owner of the US$ Notes carried by us in your account but not registered in your name. A TENDER OF SUCH US$ NOTES MAY ONLY BE MADE BY US AS THE HOLDER OF RECORD AND PURSUANT TO YOUR INSTRUCTIONS.

      We request instructions as to whether you wish us to tender on your behalf any or all of the US$ Notes held by us for your account, pursuant to the terms and conditions of the Exchange Offer. We also request that you confirm that we may on your behalf make the representations contained in the Letter of Transmittal that are to be made with respect to you as beneficial owner.

      Pursuant to the Letter of Transmittal, each holder of US$ Notes will represent to the Issuer that (i) the Exchange Notes acquired in the Exchange Offer are being acquired in the ordinary course of business of the holder, (ii) the holder of the US$ Notes is not participating, and has no arrangement or understanding with any person to participate, in a distribution of such Exchange Notes, (iii) the holder is not an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act, and (iv) the holder is not a broker-dealer that owns US$ Notes acquired directly from the Issuer. If the tendering holder is a broker-dealer that will receive Exchange Notes for its own account pursuant to the Exchange Offer, we will represent on behalf of such broker-dealer that the US$ Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities, and acknowledge on behalf of such broker-dealer that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act even though it may be deemed to be an underwriter for purposes of the Securities Act.

      If you wish to have us tender your US$ Notes, please so instruct us by completing, executing and returning to us the instruction form on the back of this letter. The Letter of Transmittal is furnished to you for your information only and cannot be used by you to tender US$ Notes held by us for your account.

                          INSTRUCTIONS WITH RESPECT TO
                               THE EXCHANGE OFFER

      The undersigned acknowledges receipt of your letter and the enclosed material referred to therein relating to the Exchange Offer made by the Issuer with respect to its US$ Notes.

      This will instruct you to tender the US$ Notes held by you for the account of the undersigned, upon and subject to the terms and conditions set forth in the Prospectus and the related Letter of Transmittal. The undersigned confirms that you may, on behalf of the undersigned, make the representations contained in the Letter of Transmittal that are to be made with respect to the undersigned as beneficial owner.

      Please tender the US$ Notes held by you for my account as indicated below:

                                                                AGGREGATE PRINCIPAL AMOUNT OF PRIVATE NOTES
                                                                -------------------------------------------

7.50% Senior Notes due October 15, 2013, which were
issued under an indenture dated as of October 9, 2003
                                                            ---------------------------------------------------
[ ] Please do not tender any US$ Notes held by you for
    my account.

Dated: ------------------------------------------- ,        ---------------------------------------------------
  200 __

                                                            ---------------------------------------------------
                                                                               Signature(s)

                                                            ---------------------------------------------------

                                                            ---------------------------------------------------

                                                            ---------------------------------------------------

                                                                         Please print name(s) here

                                                            ---------------------------------------------------

                                                            ---------------------------------------------------

                                                                                Address(es)

                                                            ---------------------------------------------------

                                                                      Area Code and Telephone Number

                                                            ---------------------------------------------------

                                                               Tax Identification or Social Security No(s).

      None of the US$ Notes held by us for your account will be tendered unless we receive written instructions from you to do so. Unless a specific contrary instruction is given in the space provided, your signature(s) hereon shall constitute an instruction to us to tender all the US$ Notes held by us for your account.

                                   OFFER FOR
 CDN$125,000,000 AGGREGATE PRINCIPAL AMOUNT OF 6.875% SENIOR NOTES DUE OCTOBER
                                    15, 2009
     WHICH WERE ORIGINALLY ISSUED UNDER AN INDENTURE DATED OCTOBER 6, 2004
                                IN EXCHANGE FOR
 CDN$125,000,000 AGGREGATE PRINCIPAL AMOUNT OF 6.875% SENIOR EXCHANGE NOTES DUE
                                OCTOBER 15, 2009
    WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
AND QUALIFIED FOR DISTRIBUTION IN THE PROVINCES OF BRITISH COLUMBIA, ONTARIO AND
                                     QUEBEC
                                       OF

                             INTRAWEST CORPORATION

TO OUR CLIENTS:

      We are enclosing herewith a Prospectus dated December 21, 2004 (the "Prospectus") of Intrawest Corporation (the "Issuer") and the related Letter of Transmittal (which together constitute the "Exchange Offer") relating to the offer by the Issuer to exchange, for its 6.875% Senior Exchange Notes Due October 15, 2009 (the "Exchange Notes") which have been registered under the United States Securities Act of 1933, as amended (the "Securities Act"), and qualified for distribution in the Provinces of British Columbia, Ontario and Quebec, its outstanding 6.875% Senior Notes due October 15, 2009 (the "Cdn$ Notes") which were originally issued under an indenture dated as of October 6, 2004, upon the terms and subject to the conditions set forth in the Exchange Offer.

      PLEASE NOTE THAT THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, ON JANUARY 21, 2004, UNLESS EXTENDED.

      The Exchange Offer is not conditioned upon any minimum number of Cdn$ Notes being tendered.

      This material is being forwarded to you as the beneficial owner of the Cdn$ Notes carried by us in your account but not Cdn$ in your name. A TENDER OF SUCH CDN$ NOTES MAY ONLY BE MADE BY US AS THE HOLDER OF RECORD AND PURSUANT TO YOUR INSTRUCTIONS.

      We request instructions as to whether you wish us to tender on your behalf any or all of the Cdn$ Notes held by us for your account, pursuant to the terms and conditions of the Exchange Offer. We also request that you confirm that we may on your behalf make the representations contained in the Letter of Transmittal that are to be made with respect to you as beneficial owner.

      Pursuant to the Letter of Transmittal, each holder of Cdn$ Notes will represent to the Issuer that (i) the Exchange Notes acquired in the Exchange Offer are being acquired in the ordinary course of business of the holder, (ii) the holder of the Cdn$ Notes is not participating, and has no arrangement or understanding with any person to participate, in a distribution of such Exchange Notes, (iii) the holder is not an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act, and (iv) the holder is not a broker-dealer that owns Cdn$ Notes acquired directly from the Issuer. If the tendering holder is a broker-dealer that will receive Exchange Notes for its own account pursuant to the Exchange Offer, we will represent on behalf of such broker-dealer that the Cdn$ Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities, and acknowledge on behalf of such broker-dealer that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act even though it may be deemed to be an underwriter for purposes of the Securities Act.

      If you wish to have us tender your Cdn$ Notes, please so instruct us by completing, executing and returning to us the instruction form on the back of this letter. The Letter of Transmittal is furnished to you for your information only and cannot be used by you to tender Cdn$ Notes held by us for your account.

                          INSTRUCTIONS WITH RESPECT TO
                               THE EXCHANGE OFFER

      The undersigned acknowledges receipt of your letter and the enclosed material referred to therein relating to the Exchange Offer made by the Issuer with respect to its Cdn$ Notes.

      This will instruct you to tender the Cdn$ Notes held by you for the account of the undersigned, upon and subject to the terms and conditions set forth in the Prospectus and the related Letter of Transmittal. The undersigned confirms that you may, on behalf of the undersigned, make the representations contained in the Letter of Transmittal that are to be made with respect to the undersigned as beneficial owner.

      Please tender the Cdn$ Notes held by you for my account as indicated below:

                                                              AGGREGATE PRINCIPAL AMOUNT OF REGISTERED NOTES
                                                              ----------------------------------------------

6.875% Senior Notes due October 15, 2009, which were
originally issued under an indenture dated as of October
6, 2004                                                     ---------------------------------------------------
[ ] Please do not tender any Cdn$ Notes held by you for
    my account.

Dated: ------------------------------------------- ,        ---------------------------------------------------
  200__

                                                            ---------------------------------------------------
                                                                               Signature(s)

                                                            ---------------------------------------------------

                                                            ---------------------------------------------------

                                                            ---------------------------------------------------

                                                                         Please print name(s) here

                                                            ---------------------------------------------------

                                                            ---------------------------------------------------

                                                                                Address(es)

                                                            ---------------------------------------------------

                                                                      Area Code and Telephone Number

                                                            ---------------------------------------------------

                                                               Tax Identification or Social Security No(s).

      None of the Cdn$ Notes held by us for your account will be tendered unless we receive written instructions from you to do so. Unless a specific contrary instruction is given in the space provided, your signature(s) hereon shall constitute an instruction to us to tender all the Cdn$ Notes held by us for your account.

                                        2